EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

          We consent to the by reference to our firm under the caption "Experts" and to the use of our report dated October 26, 1999 in the Registration Statement (Form SB-2) and the related Prospectus of Equidyne Corporation for the registration of 242,500 shares of its common stock.

                                        /s/ Ernst & Young LLP

Manchester, New Hampshire
September 1, 2000